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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1999

                            STEEL HEDDLE GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
              Delaware                                333-61041                                  57-1067030
-------------------------------------- ---------------------------------------- --------------------------------------------
(State or other jurisdiction of                 (Commission File Number)             (I.R.S. Employer Identification
       incorporation)                                                                               No.)
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                   1801 Rutherford Road, Greenville, SC 29067
               ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (864) 244-4110
               ----------------------------------------------------
               Registrant's telephone number, including area code



               ----------------------------------------------------
                 (Former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

          As announced in a press release dated October 26, 1999 (attached and incorporated herein by reference in its entirety as Exhibit 99.1), Mr. Benjamin
G. Team resigned as President, Chief Executive Officer and a director of the Registrant and each of its subsidiaries. Mr. Robert W. Dillon, formerly Executive Vice President, was appointed by the Board of Directors as the Registrant's President and Chief Executive Officer, assuming the responsibilities of Mr. Team.

ITEM 7(c)      EXHIBITS



               EXHIBIT NUMBER                 DESCRIPTION
              --------------- --------------------------------------------------

                    99.1      Press release dated October 26, 1999.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 29, 1999                 STEEL HEDDLE GROUP,INC.



                                        By:   /s/  Jerry B. Miller
                                           -------------------------------
                                           Name: Jerry B. Miller
                                           Title:  Chief Financial Officer

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                                  EXHIBIT INDEX


              EXHIBIT NUMBER                     DESCRIPTION
              --------------- --------------------------------------------------
                    99.1      Press release dated October 26, 1999.


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